Exhibit 99.1

ServisFirst Bancshares, Inc. NASDAQ: SFBS November 2017

Forward - Looking Statements This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . In addition, ServisFirst Bancshares, Inc . may file or furnish documents with the Securities and Exchange Commission which contain forward - looking statements and management may make forward - looking statements orally to analysts, investors, representatives of the media and others . These statements are based on the current beliefs and expectations of ServisFirst Bancshares, Inc . ’s management and are subject to significant risks and uncertainties . Actual results may differ from those set forth in the forward - looking statements . Factors that could cause ServisFirst Bancshares, Inc . ’s actual results to differ materially from those described in the forward - looking statements can be found in ServisFirst Bancshares, Inc . ’s Annual Report on Form 10 - K for the year ended December 31 , 2016 , and Quarterly Reports on Form 10 - Q for the quarters ended September 30 , 2017 , June 30 , 2017 , and March 31 , 2017 which have been filed with the Securities and Exchange Commission and which are available on ServisFirst Bancshares, Inc . ’s website ( www . servisfirstbank . com ) and on the Securities and Exchange Commission’s website ( www . sec . gov ) . ServisFirst Bancshares, Inc . does not undertake to update the forward - looking statements to reflect the impact of circumstances or events that may arise after the date of the forward - looking statements . ▪ Non - GAAP Financial Measures This presentation includes non - GAAP financial measures . Information about any such non - GAAP financial measures, including a reconciliation of those measures to GAAP, can be found in the presentation . 2

ServisFirst at a Glance Overview ▪ Founded in 2005 in Birmingham, AL ▪ Single bank BHC High - Performing Metropolitan Commercial Bank ▪ Total Assets (1) : $6.7 billion ▪ Stockholders’ Equity (1) : $590 million High Growth Coupled with Pristine Credit Metrics (3) ▪ Gross Loans CAGR: 22% ▪ Total Deposits CAGR: 20% ▪ Net Income for Common CAGR: 29% ▪ Diluted EPS CAGR: 21% 3 ▪ ROAA (2) : 1.55% ▪ Efficiency Ratio (2) : 34.02% 1) As of September 30, 2017 2) For three months ended September 30, 2017 3) 5 - year compounded annual growth rate calculated from December 31, 2011 to December 31, 2016 ▪ NPAs / assets (1) : 0.28% ▪ NPLs / loans (1) : 0.26%

Our Business Strategy ▪ Simple business model – Loans and deposits are primary drivers, not ancillary services ▪ Limited branch footprint – Technology provides efficiency ▪ Big bank products and bankers – With the style of service and delivery of a community bank ▪ Core deposit focus coupled with C&I lending emphasis ▪ Scalable, decentralized business model – Regional CEOs drive revenue ▪ Opportunistic expansion, attractive geographies – Teams of the best bankers in each metropolitan market ▪ Disciplined growth company that sets high standards for performance 4

Opportunistic Expansion ▪ Identify great bankers in attractive markets – Focus on people as opposed to places – Target minimum of $300 million in assets within 3 years – Best bankers in growing markets ▪ Market strategies – Regional CEOs execute simple business model – Back office support and risk management infrastructure – Non - legal board of directors comprised of key business people – Provide professional banking services to mid - market commercial customers that have been neglected or pushed down to branch personnel by national and other larger regional banks ▪ Opportunistic future expansion – Southern markets, metropolitan focus – Draw on expertise of industry contacts 5

Milestones 6 ▪ Founded in May 2005 with initial capital raise of $35 million ▪ Reached profitability during the fourth quarter of 2005 and have been profitable every quarter since ▪ Achieved total asset milestones of $1 billion in 2008, $2 billion in 2011, $3 billion in 2013, $4 billion in 2014, $5 billion in 2015, and $6 billion in 2016 2014 May ’05: Founded in Birmingham, AL June ’07: Montgomery, AL March ’11: Correspondent Banking April ’13: Mobile, AL May ’14: NASDAQ listed August ’06: Huntsville, AL September ’08: Dothan, AL April ’11: Pensacola, FL April ’13: Nashville, TN February ‘15: Metro Bank Acquisition January ’15: Charleston, SC 2015 2012 2013 2011 2010 2009 2008 2007 2006 2005 January ’16: Tampa Bay, FL 2017 2016

Our Footprint 7 • ServisFirst Branches (20)

Our Regions 8 1) Represents metropolitan statistical areas (MSAs) 2) As of November 2017 3) As reported by the FDIC as of 6/30/2017 4) Represents two full service offices and one loan production office; LPO opened in January 2017 5) Opened in January 2016 as a loan production office; converted to full service office in March 2017 Total Branches (2) Total MSA Deposits (3) ($ in billions) Market Share (3) (%) 3 37.9 6.2 2 8.1 6.8 2 7.8 9.7 3 7.2 3.3 2 3.2 15.1 1 81.9 0.1 2 5.6 5.9 1 57.4 0.5 Atlanta - Sandy Springs - Roswell 3 166.9 0.2 Charleston 1 13.2 0.8 20 389.2Total Nashville Montgomery Dothan Mobile (4) Florida Tampa - St. Petersburg - Clearwater (5) Region (1) Alabama Georgia South Carolina Birmingham - Hoover Huntsville Pensacola - Ferry Pass - Brent Tennessee

Our Business Model ▪ “Loan making and deposit taking” – Traditional commercial banking services – No emphasis on non - traditional business lines ▪ Culture of cost control – “Branch light,” with $305 million (1) average deposits per banking center – Leverage technology and centralized infrastructure – Headcount focused on production and risk management – Key products; including remote deposit capture, cash management, remote currency manager – Outsource selected functions ▪ C&I lending expertise – 40% of gross loans – Target customers: privately held businesses $2 to $250 million in annual sales, professionals, affluent consumers 9 1) Includes branches that have been open for a minimum of one year

Scalable, Decentralized Structure ▪ Local decision - making – Emphasize local decision - making to drive customer revenue – Centralized, uniform risk management and support – Conservative local lending authorities, covers most lending decisions ▪ Geographic organizational structure (as opposed to line of business structure) ▪ Regional CEOs empowered and held accountable – Utilize stock based compensation to align goals ▪ Top - down sales culture – Senior management actively involved in customer acquisition 10

Correspondent Banking Footprint 11

Our Management Team Thomas A. Broughton, III President and Chief Executive Officer ▪ Previously President and CEO of First Commercial Bank (acquired by Synovus Financial, 1992); subsequently, regional CEO for Synovus ▪ American Banker’s 2009 Community Banker of the Year ▪ 62 years old 12 William M. Foshee EVP and Chief Financial Officer ▪ Previously Chief Financial Officer of Heritage Financial Holding Corporation ▪ Certified public accountant ▪ 63 years old Clarence C. Pouncey , III EVP and Chief Operating Officer ▪ Previously with Wachovia; oversaw production functions in Alabama, Arizona, Tennessee and Texas ▪ Previously SVP of SouthTrust Bank ▪ 60 years old Don G. Owens SVP and Chief Credit Officer ▪ Previously Senior Vice President and Senior Loan Administrator, BBVA - Compass ▪ 65 years old Rodney E. Rushing EVP, Correspondent Banking Executive ▪ Previously Executive Vice President of Correspondent Banking, BBVA - Compass ▪ 60 years old ▪ Management team and Board of Directors own approximately 14% of fully - diluted shares

Our Regions

Servis1st Bank
OUR NAME IS OUR MISSION.

Andrew N. Kattos
EVP and Regional CEO Huntsville
- Previously EVP/Senior Lender for First Commercial Bank
- 48 years old

George C. Barker
EVP and Regional CEO Montgomery
- Previously Group President for Regions Bank Southeast Alabama Bank Group
- 69 years old

B. Harrison Morris
EVP and Regional CEO Dothan
- Previously Market President of Wachovia's operation in Dothan
- 41 years old

Rex D. McKinney
EVP and Regional CEO Pensacola
- Previously EVP/Senior Commercial Lender for First American Bank/Coastal Bank and Trust (Synovus)
- 55 years old

William "Bibb" Lamar
EVP and Regional CEO Mobile
- Previously CEO of BankTrust for over 20 years
- 73 years old

Bradford Vieira
EVP and Regional CEO Nashville
- Previously SVP and Commercial Banking Manager at ServisFirst Bank
- 42 years old

Thomas G. Trouche
EVP and Regional CEO Charleston
- Previously Executive Vice President Coastal Division for First Citizens Bank
- 53 years old

Kenneth L. Barber
EVP and Regional CEO Atlanta
- Previously founding Chairman and CEO of Metro Bancshares
- 63 years old

Greg Bryant
EVP and Regional CEO Tampa Bay
- Previously President and CEO of Bay Cities Bank in Tampa Bay
- 54 years old

13

Financial Results

Balance Sheet Growth 15 5 - year (1) CAGR = 22% 5 - year (1) CAGR = 20% Gross Loans ($mm) Total Deposits ($mm) ▪ Organic growth of gross loans and total deposits in the 20% range ▪ 5 - year (1) CAGR of non - interest bearing deposits = 25% ▪ 5 - year (1) CAGR of C&I loans = 20% $1,831 $2,363 $2,859 $3,360 $4,216 $4,912 $5,629 2011 2012 2013 2014 2015 2016 9/30/17 1) 5 – year CAGR = 12/31/2011 – 12/31/2016 $2,144 $2,512 $3,020 $3,398 $4,224 $5,420 $5,797 2011 2012 2013 2014 2015 2016 9/30/17

▪ Rare combination of balance sheet growth and earnings power ▪ EPS growth includes impact of $55.1 million of common stock issued in five private placements as we entered new markets and $56.9 from the initial public offering Income Growth 16 5 - year (1) CAGR = 29% 5 - year (1) CAGR = 21% Net Income Available to Common Stockholders ($mm) Diluted Earnings Per Common Share $23.2 $34.0 $41.2 $51.9 $63.3 $81.4 $71.9 2011 2012 2013 2014 2015 2016 9/30/17 0.59 0.83 0.95 1.05 1.20 1.52 1.33 2011 2012 2013 2014 2015 2016 9/30/17 1) 5 – year CAGR = 12/31/2011 – 12/31/2016

▪ Primary focus on building core deposits, highlighted by non - interest bearing accounts and non - reliance on CDs ▪ C&I lending expertise within a well balanced loan portfolio Balance Sheet Makeup 17 Deposit Mix (1) 0.72% Cost of Interest Bearing Deposits (2) Loan Portfolio (1) 4.66% Yield on Loans (2) 1) As of September 30, 2017 2) Average for the three months ended September 30, 2017 Commercial & industrial 40% CRE owner occupied 24% CRE non - owner occupied 18% Consumer mortgage 10% Real estate - construction 7% Consumer 1% Non - interest bearing 24% CDs 10% NOW, Money market, and savings 66%

Loan Growth by Region

ServisFirst Bank
OUR NAME IS OUR MISSION.

Dollars in Thousands Region	12/31/2016	9/30/2017	YTD Growth	2017 Annualized Growth Rate
Birmingham, AL	$ 2,155,907	$ 2,419,673	$ 263,766	16%
Dothan, AL	$ 479,623	$ 560,748	$ 81,125	23%
Nashville, TN	$ 403,490	$ 482,880	$ 79,390	26%
Atlanta, GA	$ 188,597	$ 248,827	$ 60,230	43%
Mobile, AL	$ 287,273	$ 345,201	$ 57,928	27%
Huntsville, AL	$ 490,926	$ 544,322	$ 53,396	15%
Charleston, SC	$ 126,831	$ 180,138	$ 53,307	56%
Tampa Bay, FL	$ 68,966	$ 109,658	$ 40,692	79%
Montgomery, AL	$ 369,412	$ 385,294	$ 15,882	6%
Pensacola, FL	$ 340,745	$ 352,024	$ 11,279	4%
Total Loans	$ 4,911,770	$ 5,628,765	$ 716,995	20%

18

Loan Growth by Type 19 Dollars in Thousands Loan Type 12/31/2016 9/30/2017 1,982,267$ 2,223,910$ 241,643$ 34% 335,085$ 467,838$ 132,753$ 19% Owner-Occupied Commercial 1,171,719$ 1,323,383$ 151,664$ 21% 1-4 Family Mortgage 536,805$ 593,180$ 56,375$ 8% Other Mortgage 830,683$ 962,690$ 132,007$ 18% Subtotal: Real Estate - Mortgage 2,539,207$ 2,879,253$ 340,046$ 47% 55,211$ 57,764$ 2,553$ 0% Total Loans 4,911,770$ 5,628,765$ 716,995$ YTD Growth by Loan Type % of YTD Growth Real Estate - Mortgage: Commercial, Financial and Agricultural Real Estate - Construction Consumer

Credit Trends

Servis1st Bank
OUR NAME IS OUR MISSION.

Commercial Real Estate Trends							
	Year Ended December 31,						
(In Thousands)	2011	2012	2013	2014	2015	2016	9/30/2017
1-4 Family Construction Speculative	$ 30,301	$ 24,962	$ 16,403	$ 13,608	$ 25,794	$ 27,835	$ 33,656
1-4 Family Construction Sold	$ 11,159	$ 21,607	$ 21,414	$ 28,124	$ 29,086	$ 45,051	$ 40,779
Resi Acquisition & Development	$ 31,400	$ 20,949	$ 20,474	$ 20,009	$ 18,693	$ 17,681	$ 34,423
Multifamily Permanent	$ 28,481	$ 39,800	$ 38,601	$ 54,725	$ 71,217	$ 92,052	$ 110,766
Residential Lot Loans	$ 30,115	$ 25,160	$ 20,418	$ 25,630	$ 27,844	$ 23,138	$ 20,174
Commercial Lots	$ 10,067	$ 10,054	$ 9,479	$ 16,007	$ 17,986	$ 25,618	$ 33,196
Raw Land	$ 24,961	$ 27,063	$ 24,686	$ 30,124	$ 60,360	$ 37,228	$ 38,553
Commercial Construction	$ 14,801	$ 26,565	$ 50,389	$ 76,904	$ 72,807	$ 158,537	$ 267,057
Other CRE Income Property	$ 160,080	$ 219,873	$ 273,806	$ 341,262	$ 517,416	$ 640,793	$ 730,070
Total CRE (Excluding O/O CRE)	**$ 341,365**	**$ 416,034**	**$ 475,671**	**$ 606,394**	**$ 841,203**	**$ 1,067,930**	**$ 1,308,674**
Total Risk-Based Capital	**$ 246,334**	**$ 287,136**	**$ 343,904**	**$ 458,073**	**$ 530,688**	**$ 616,415**	**$ 688,432**
CRE as % of Total Capital	**139%**	**145%**	**138%**	**132%**	**159%**	**173%**	**190%**
Total Gross Loans	**$ 1,830,742**	**$ 2,363,182**	**$ 2,858,868**	**$ 3,359,858**	**$ 4,216,375**	**$ 4,911,770**	**$ 5,628,765**
CRE as % of Total Portfolio	**19%**	**18%**	**17%**	**18%**	**20%**	**22%**	**23%**
CRE Owner Occupied	**$ 398,601**	**$ 568,041**	**$ 710,372**	**$ 793,917**	**$ 1,014,669**	**$ 1,171,719**	**$ 1,323,383**
CRE OO as % of Total Portfolio	**22%**	**24%**	**25%**	**24%**	**24%**	**24%**	**24%**
CRE OO as % of Total Capital	**162%**	**198%**	**207%**	**173%**	**191%**	**190%**	**192%**
Acquisition, Development, & Construction Trends							
AD&C	**$ 151,218**	**$ 158,361**	**$ 151,868**	**$ 208,769**	**$ 243,267**	**$ 335,085**	**$ 467,838**
AD&C as % of Total Capital	**61%**	**55%**	**44%**	**46%**	**46%**	**54%**	**68%**
AD&C as % of Total Portfolio	**8%**	**7%**	**5%**	**6%**	**6%**	**7%**	**8%**

20

▪ Strong loan growth while maintaining asset quality discipline Credit Quality 21 Allowance for Loan Losses / Total Loans Net Charge Offs / Total Average Loans Non - Performing Assets / Total Assets Non - Performing Loans / Total Loans 1.06% 0.69% 0.64% 0.41% 0.26% 0.34% 0.28% 2011 2012 2013 2014 2015 2016 9/30/17 0.75% 0.44% 0.34% 0.30% 0.18% 0.34% 0.26% 2011 2012 2013 2014 2015 2016 9/30/17 0.32% 0.24% 0.33% 0.17% 0.13% 0.11% 0.19% 2011 2012 2013 2014 2015 2016 9/30/17 1.20% 1.11% 1.07% 1.06% 1.03% 1.06% 1.04% 2011 2012 2013 2014 2015 2016 9/30/17

▪ Consistent earnings results and strong momentum Profitability Metrics 22 Core Return on Average Assets (1) Core Return on Average Equity (1) Core Return on Average Common Equity (1) Net Interest Margin 1) Core measures in 2015 exclude merger expenses related to the acquisition of Metro Bancshares, Inc. and reserves for losses in un funded loan commitments and letters of credit resulting from our change in methodology for estimating such losses, and in the first quarter of 2014 resulting from a correction of our accounting for vested stock optio ns previously granted to members of our advisory boards in our markets. For a reconciliation of these non - GAAP measures to the most comparable GAAP measure, see "GAAP Reconciliation and Management Explanation of Non - GAAP Financial Mea sures" included on page 33 of this presentation. 1.11% 1.30% 1.31% 1.44% 1.42% 1.42% 1.52% 2011 2012 2013 2014 2015 2016 9/30/17 17.01% 19.41% 18.30% 16.74% 15.73% 16.63% 17.24% 2011 2012 2013 2014 2015 2016 9/30/17 3.79% 3.80% 3.80% 3.68% 3.75% 3.42% 3.69% 2011 2012 2013 2014 2015 2016 9/30/17 14.73% 15.81% 15.54% 15.00% 14.96% 16.64% 17.25% 2011 2012 2013 2014 2015 2016 9/30/17

▪ Our operating structure and business strategy enable efficient, profitable growth Efficiency 23 Core Efficiency Ratio (1) and Core Non - interest Expense / Average Assets (1) (1) (1) 45.54% 41.54% 38.78% 38.86% 40.73% 39.47 35.88% 1.79% 1.64% 1.51% 1.47% 1.56% 1.41 1.37% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2011 2012 2013 2014 2015 2016 9/30/2017 0.00% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% 70.00% Core Efficiency Ratio Core Non-interest Expense / Average Assets 1) Core measures in 2015 exclude merger expenses related to the acquisition of Metro Bancshares, Inc . and reserves for losses in unfunded loan commitments and letters of credit resulting from our change in methodology for estimating such losses, and in the first quarter of 2014 resulting from a correction of our accounting for vested stock options previously granted to members of our advisory boards in our markets . For a reconciliation of these non - GAAP measures to the most comparable GAAP measure, see "GAAP Reconciliation and Management Explanation of Non - GAAP Financial Measures" included on page 33 of this presentation .

Interest Rate Risk Profile 24 Change in Net Interest Income Scenario Based on parallel shift in yield curve and a dynamic balance sheet Variable - rate Loans 49% of loans are variable rate Deposit Mix 24% of deposits are held in non - interest bearing demand deposit accounts 5.94% 2.10% 3.70% 9.80% 9.04% 14.12% (4.00%) (2.00%) 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% Up 100 bps Up 200 bps Up 300 bps Year 1 Year 2

Appendix

Our Regions: Centers for Continued Growth Birmingham, AL ▪ Key Industries: Metals manufacturing, finance, insurance, healthcare services and distribution ▪ Key Employers: Protective Life, HealthSouth Corporation, Vulcan Materials Company, AT&T, and University of Alabama at Birmingham Huntsville, AL ▪ Key Industries: U.S. government, aerospace/defense, commercial and university research ▪ Key Employers: U.S. Army/Redstone Arsenal, Boeing Company, NASA/Marshall Space Flight Center, Intergraph Corporation, ADTRAN, Northrop Grumman, Cinram, SAIC, DirecTV, Lockheed Martin, and Toyota Motor Manufacturing Montgomery, AL ▪ Key Industries : U.S. and state government, U.S. Air Force , automotive manufacturing ▪ Key Employers: Maxwell Gunter Air Force Base, State of Alabama, Baptist Health Systems, Hyundai Motor Manufacturing, and MOBIS Alabama 26

Our Regions:
Centers for Continued Growth (cont.)

Servis 1st Bank
OUR NAME IS OUR MISSION.

Dothan, AL

- *Key Industries:* Agriculture, manufacturing, and healthcare services
- *Key Employers:* Southeast Alabama Medical Center, Wayne Farms, Southern Nuclear, Michelin Tire, Pemco World Air Services, Globe Motors, and AAA Cooper Transportation

Pensacola, FL

- *Key Industries:* Military, health services, medical technology industries, and tourism
- *Key Employers:* Eglin Air Force Base, Hurlburt Field, Pensacola Whiting Field, Pensacola Naval Air Station and Corry Station, Sacred Heart Health System, West Florida Regional Hospital, Gulf Power Company, University of West Florida, Solutia, and GE Wind Energy

Mobile, AL

- *Key Industries:* Aircraft assembly, aerospace, steel, ship building, maritime, construction, medicine, and manufacturing
- *Key Employers:* Port of Mobile, Infirmary Health Systems, Austal USA, Brookley Aeroplex, ThyssenKrupp, Infirmary Health Systems, University of South Alabama, ST Aerospace Mobile, and EADS

27

Our Regions: Centers for Continued Growth (cont.) Nashville, TN ▪ Key Industries: Healthcare, manufacturing, transportation, and technology ▪ Key Employers: HCA Holdings, Nissan North America, Dollar General Corporation, Asurion , and Community Health Systems Charleston, SC ▪ Key Industries: Maritime, information technology, higher education, military, manufacturing, and tourism ▪ Key Employers: Joint Base Charleston, Medical University of South Carolina, Roper St. Francis Healthcare, Boeing Company, Robert Bosch LLC, Blackbaud , and SAIC Atlanta, GA ▪ Key Industries: Logistics, media, information technology, and entertainment ▪ Key Employers: Coca - Cola Company, Home Depot, Delta Air Lines, AT&T Mobility, UPS, Newell - Rubbermaid, Cable News Network, and Cox Enterprises Tampa Bay, FL ▪ Key Industries: Defense, financial services, information technology, healthcare, transportation, manufacturing, and tourism ▪ Key Employers: Baycare Health System, University of South Florida, Tech Data, Raymond James Financial, Jabil Circuit, HSN, WellCare Health Plans, and Teco Energy 28

Tax Credit Partnership Investments The Bank has invested in three types of tax credit partnerships which provide loan opportunities and allow for the recognition of tax credits ▪ New Market Tax Credit – designed to encourage private sector equity investments in low income communities ▪ Low Income Housing Tax Credits – designed to encourage private sector investment in the development of affordable rental housing ▪ Historical Tax Credits – designed to encourage the preservation and reuse of historic buildings 29

Our Financial Performance:
Key Operating and Performance Metrics

Servis1st Bank®

OUR NAME IS OUR MISSION.

Dollars in Millions Except per Share Amounts	For the Year Ended December 31,							2016	9/30/17
	2009	2010	2011	2012	2013	2014	2015		
Balance Sheet									
Total Assets	$1,573	$1,935	$2,461	$2,906	$3,521	$4.099	$5.096	$6.370	$6.712
Net Loans	$1,192	$1,377	$1,809	$2,337	$2,828	$3.324	$4.173	$4.860	$5.570
Deposits	$1,432	$1,759	$2,144	$2,512	$3,020	$3.398	$4.224	$5.420	$5.797
Loans / Deposits	84%	79%	85%	94%	95%	99%	99%	90%	96%
Total Equity	$98	$117	$196	$233	$297	$407	$449	$523	$590
Profitability									
Net Income	$5.9	$17.4	$23.4	$34.4	$41.6	$52.3	$63.5	$81.5	$71.9
Net Income Available to Common	$5.9	$17.4	$23.2	$34.0	$41.2	$51.9	$63.3	$81.4	$71.9
Core Net Income Available to Common (1)	$5.9	$17.4	$23.2	$34.0	$41.2	$53.6	$65.0	$81.4	$71.9
Core ROAA (1)	0.43%	1.04%	1.12%	1.31%	1.32%	1.44%	1.42%	1.42%	1.52%
Core ROAE (1)	6.33%	15.86%	14.86%	15.99%	15.70%	15.00%	14.96%	16.64%	17.25%
Core ROACE (1)	6.33%	15.86%	17.01%	19.41%	18.30%	16.74%	15.73%	16.63%	17.24%
Net Interest Margin	3.31%	3.94%	3.79%	3.80%	3.80%	3.68%	3.75%	3.42%	3.69%
Core Efficiency Ratio (1)	59.93%	45.51%	45.54%	41.54%	38.78%	38.86%	40.73%	39.47%	35.88%
Capital Adequacy									
Tangible Common Equity to Tangible Assets (2)	6.20%	6.05%	6.35%	6.65%	7.31%	8.96%	8.54%	7.99%	8.59%
Common Equity Tier 1 RBC Ratio	NA	NA	NA	NA	NA	NA	9.72%	9.78%	9.60%
Tier I Leverage Ratio	6.97%	7.77%	9.17%	8.43%	8.48%	9.91%	8.55%	8.22%	8.91%
Tier I RBC Ratio	8.89%	10.22%	11.39%	9.89%	10.00%	11.75%	9.73%	9.78%	9.61%
Total RBC Ratio	10.48%	11.82%	12.79%	11.78%	11.73%	13.38%	11.95%	11.84%	11.51%
Asset Quality									
NPAs / Assets	1.57%	1.10%	1.06%	0.69%	0.64%	0.41%	0.26%	0.34%	0.28%
NCOs / Average Loans	0.60%	0.55%	0.32%	0.24%	0.33%	0.17%	0.13%	0.11%	0.19%
Loan Loss Reserve / Gross Loans	1.24%	1.30%	1.20%	1.11%	1.07%	1.06%	1.03%	1.06%	1.04%
Per Share Information									
Common Shares Outstanding	33,080,892	33,164,892	35,593,092	37,612,872	44,100,072	49,603,036	51,945,396	52,636,896	52,970,310
Book Value per Share	$2.95	$3.53	$4.39	$5.14	$5.83	$7.41	$8.65	9.93	11.14
Tangible Book Value per Share (2)	$2.95	$3.53	$4.39	$5.14	$5.83	$7.41	$8.35	9.65	10.86
Diluted Earnings per Share	$0.17	$0.47	$0.59	$0.83	$0.95	$1.05	$1.20	1.52	1.33
Core Diluted Earnings per Share (1)	$0.17	$0.47	$0.59	$0.83	$0.95	$1.08	$1.23	1.52	1.33

1) Core measures in 2015 exclude merger expenses related to the acquisition of Metro Bancshares, Inc. and reserves for losses in unfunded loan commitments and letters of credit resulting from our change in methodology for estimating such losses, and in the first quarter of 2014 resulting from a correction of our accounting for vested stock options previously granted to members of our advisory boards in our markets. For a reconciliation of these non-GAAP measures to the most comparable GAAP measure, see "GAAP Reconciliation and Management Explanation of Non-GAAP Financial Measures" included on page 33 of this presentation.

2) Non-GAAP financial measures. "Tangible Common Equity to total tangible Assets" and "Tangible Book value per Share" are not measures of financial performance recognized by generally accepted accounting principles in the United States, or GAAP.

30

Our Financial Performance: Asset Quality

Servis1st Bank
OUR NAME IS OUR MISSION.

Dollars in Thousands	Year Ended December 31, 2009	2010	2011	2012	2013	2014	2015	2016	9/30/2017
Nonaccrual Loans:									
1-4 Family	265	202	670	453	1,878	1,596	198	74	1,308
Owner-Occupied Commercial Real Estate	909	635	792	2,786	1,435	683	--	--	2,497
Other Real Estate Loans	615	--	693	240	243	959	1,619	--	430
Commercial, Financial & Agricultural	2,032	2,164	1,179	276	1,714	172	1,918	7,282	5,798
Construction	8,100	10,722	10,063	6,460	3,749	5,049	4,000	3,268	2,285
Consumer	--	624	375	135	602	666	31	--	38
Total Nonaccrual Loans	11,921	14,347	13,772	10,350	9,621	9,125	7,766	10,624	12,356
Total 90+ Days Past Due & Accruing	267	--	--	8	115	925	1	6,263	2,506
Total Nonperforming Loans	12,188	14,347	13,772	10,358	9,736	10,050	7,767	16,887	14,862
Other Real Estate Owned & Repossessions	12,525	6,966	12,305	9,721	12,861	6,840	5,392	4,988	3,888
Total Nonperforming Assets	24,713	21,313	26,077	20,079	22,597	16,890	13,159	21,875	18,750
Troubled Debt Restructurings (TDRs) (Accruing):									
1-4 Family	--	--	--	1,709	8,225	--	--	--	850
Owner-Occupied Commercial Real Estate	845	--	2,785	3,121	--	--	--	--	3,664
Other Real Estate Loans	--	--	331	302	285	1,663	253	204	--
Commercial, Financial & Agricultural	--	2,398	1,369	1,168	962	6,632	6,618	354	7,189
Construction	--	--	--	3,213	217	--	--	--	997
Consumer	--	--	--	--	--	--	--	--	--
Total TDRs (Accruing)	845	2,398	4,485	9,513	9,689	8,295	6,871	558	12,700
Total Nonperforming Assets & TDRs (Accruing)	25,558	23,711	30,562	29,592	32,286	25,185	20,030	22,433	31,450
Total Nonperforming Loans to Total Loans	1.01%	1.03%	0.75%	0.44%	0.34%	0.30%	0.18%	0.34%	0.26%
Total Nonperforming Assets to Total Assets	1.57%	1.10%	1.06%	0.69%	0.64%	0.41%	0.26%	0.34%	0.28%
Total Nonperforming Assets & TDRs (Accruing) to Total Assets	1.62%	1.23%	1.24%	1.02%	0.92%	0.61%	0.39%	0.35%	0.47%

31

Our Financial Performance: Loan Loss Reserve and Charge-Offs

Servis1st Bank

OUR NAME IS OUR MISSION.

Dollars in Thousands	Year Ended December 31, 2009	2010	2011	2012	2013	2014	2015	2016	9/30/17
Allowance for Loan Losses:									
Beginning of Year	$ 10,602	$ 14,737	$ 18,077	$ 22,030	$ 26,258	$ 30,663	$ 35,629	$ 43,419	$ 51,893
Charge-Offs:									
Commercial, Financial and Agricultural	(2,616)	(1,667)	(1,096)	(1,106)	(1,932)	(2,311)	(3,802)	(3,791)	(6,846)
Real Estate - Construction	(3,322)	(3,488)	(2,594)	(3,088)	(4,829)	(1,267)	(667)	(815)	(56)
Real Estate - Mortgage:	(531)	(1,775)	(1,096)	(660)	(241)	(1,965)	(1,104)	(380)	(922)
Consumer	(207)	(278)	(867)	(901)	(210)	(228)	(171)	(212)	(173)
Total Charge-Offs	(6,676)	(7,208)	(5,653)	(5,755)	(9,012)	(5,771)	(5,744)	(5,198)	(7,997)
Recoveries:									
Commercial, Financial and Agricultural	0	97	361	125	66	48	279	49	273
Real Estate - Construction	108	53	180	58	296	322	238	76	42
Real Estate - Mortgage:	3	32	12	692	36	74	169	146	63
Consumer	15	16	81	8	11	34	1	3	15
Total Recoveries	126	198	634	883	409	478	687	274	393
Net Charge-Offs	(6,550)	(7,010)	(5,019)	(4,872)	(8,603)	(5,293)	(5,057)	(4,924)	(7,604)
Provision for Loan Losses Charged to Expense	10,685	10,350	8,972	9,100	13,008	10,259	12,847	13,398	14,170
Allowance for Loan Losses at End of Period	$ 14,737	$ 18,077	$ 22,030	$ 26,258	$ 30,663	$ 35,629	$ 43,419	$ 51,893	$ 58,459
As a Percent of Year to Date Average Loans:									
Net Charge-Offs	0.60%	0.55%	0.32%	0.24%	0.33%	0.17%	0.13%	0.11%	0.19%
Provision for Loan Losses	1.00%	0.81%	0.57%	0.45%	0.50%	0.34%	0.34%	0.30%	0.36%
Allowance for Loan Losses As a Percentage of:									
Loans	1.24%	1.30%	1.20%	1.11%	1.07%	1.06%	1.03%	1.06%	1.04%

32

GAAP Reconciliation and Management Explanation of Non-GAAP Financial Measures

Servis1st Bank®

OUR NAME IS OUR MISSION.

We recorded expenses of $2.1 million for the first quarter of 2015 related to the acquisition of Metro Bancshares, Inc. and the merger of Metro Bank with and into the Bank, and recorded an expense of $500,000 resulting from the initial funding of reserves for unfunded loan commitments as of March 31, 2015, consistent with guidance provided in the Federal Reserve Bank's Inter-agency Policy Statement SR 06-17. We recorded a non-routine expense of $703,000 for the first quarter of 2014 resulting from the correction of our accounting for vested stock options previously granted to members of our advisory boards in our Dothan, Huntsville and Montgomery, Alabama markets. This change in accounting treatment is a non-cash item and does not impact our operating activities or cash from operations. The non-GAAP financial measures included in this presentation release of our results are "core net income available to common stockholders," "core diluted earnings per share," "core return on average assets" , "core return on average common stockholders' equity", "core return on average stockholders' equity", "core efficiency ratio", and "core non-interest expense." Each of these seven core financial measures excludes the impact of the merger expenses, the initial funding of a reserve for unfunded loan commitments, and the non-routine expense attributable to the correction of our accounting for vested stock options. None of the other periods included in this presentation are affected by such non-routine expenses.

"Core net income available to common stockholders" is defined as net income available to common stockholders, adjusted by the net effect of the non-routine expense.

"Core diluted earnings per share" is defined as net income available to common stockholders, adjusted by the net effect of the non-routine expense, divided by weighted average diluted shares outstanding.

"Core return on average assets" is defined as net income, adjusted by the net effect of the non-routine expense, divided by average total assets.

"Core return on average common stockholders' equity" is defined as net income, adjusted by the net effect of the non-routine expense, divided by average common stockholders' equity.

"Core return of average stockholders' equity" is defined as net income, adjusted by the net effect of the non-routine expense, divided by average total stockholders' equity.

"Core efficiency ratio" is defined as non-interest expense, adjusted by the effect of the non-routine expense, divided by the sum of net interest income and non-interest income.

"Core non-interest expense" is defined as non-interest expense, adjusted by the effect of the non-routine expense.

We believe these non-GAAP financial measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP; however, we acknowledge that these non-GAAP financial measures have a number of limitations. As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies, including those in our industry, use. The following reconciliation table provides a more detailed analysis of the non-GAAP financial measures for the twelve month comparative periods ended December 31, 2015 and 2014 included in this presentation. Dollars are in thousands, except share and per share data.

33

GAAP Reconciliation

Servis1st Bank
OUR NAME IS OUR MISSION.

Dollars in Thousands	As Of and For the Period Ended September 30, 2017	As Of and For the Year Ended December 31, 2016	As Of and For the Year Ended December 31, 2015	As Of and For the Year Ended December 31, 2014
Provision for income taxes - GAAP			$ 25,465	$ 21,601
Adjustments:				
Adjustment for non-routine expense			829	865
Core provision for income taxes			$ 26,294	$ 22,466
Return on average assets - GAAP			1.38 %	1.39 %
Net income - GAAP			$ 63,540	$ 52,377
Adjustments:				
Adjustment for non-routine expense			1,767	1,612
Core net income			$ 65,307	$ 53,989
Average assets			$ 4,591,861	$ 3,758,184
Core return on average assets			1.42 %	1.44 %
Return on average common stockholders' equity			15.30 %	14.43 %
Net income available to common stockholders - GAAP			$ 63,260	$ 51,946
Adjustments:				
Adjustment for non-routine expense			1,767	1,612
Core net income available to common stockholders			$ 65,027	$ 53,558
Average common stockholders' equity			$ 413,445	$ 320,005
Core return on average common stockholders' equity			15.73 %	16.74 %
Earnings per share - diluted - GAAP			$ 1.20	$ 1.05
Weighted average shares outstanding, diluted			52,885,108	49,636,442
Core diluted earnings per share			$ 1.23	$ 1.08
Book value per share	$ 11.14	$ 9.93	$ 8.65	$ 7.41
Total common stockholders' equity - GAAP	590,213	522,889	449,147	367,255
Adjustments:				
Adjusted for goodwill and other identifiable intangible assets	14,787	14,996	15,330	-
Tangible common stockholders' equity	$ 575,426	$ 507,893	$ 433,817	$ 367,255
Tangible book value per share	$ 10.86	$ 9.65	$ 8.35	$ 7.41
Stockholders' equity to total assets	8.79 %	8.21 %	8.81 %	9.94 %
Total assets - GAAP	$ 6,712,103	$ 6,370,448	$ 5,095,509	$ 4,098,679
Adjustments:				
Adjusted for goodwill and other identifiable intangible assets	14,787	14,996	15,330	-
Total tangible assets	$ 6,697,316	$ 6,355,452	$ 5,080,179	$ 4,098,679
Tangible common equity to total tangible assets	8.59 %	7.99 %	8.54 %	8.96 %

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